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                                                                    EXHIBIT 4.5

                              CERTIFICATE OF TRUST

                                       OF

                              SFS CAPITAL TRUST II



                  This Certificate of Trust is being duly executed and filed on behalf of the business trust formed hereby by the undersigned, being the trustees of the Trust, to form a business trust pursuant to the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).


                                   ARTICLE I

                  The name of the business trust formed hereby is SFS Capital Trust II (the "Trust").


                                   ARTICLE II

                  The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

                        The Bank of New York (Delaware)
                        White Clay Center
                        Route 273
                        Newark, Delaware 19711


                                  ARTICLE III

                  This Certificate of Trust shall become effective upon filing in the Office of the Secretary of State of Delaware.


                                   ARTICLE IV

                  This Certificate of Trust may contain more than one counterpart of the signature page and this Certificate of Trust may be executed by the affixing of the signature of each of the trustees to one of such counterpart signature pages. All such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


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                  IN WITNESS WHEREOF, the undersigned have executed this
Certificate of Trust as of this 11th day of May, 1999.



                                    THE BANK OF NEW YORK (DELAWARE)
                                    not in its individual capacity but solely as Delaware Trustee


                                    By:           /s/ FRED CLARK
                                       -----------------------------------------
                                             Name:    Fred Clark
                                             Title:   Authorized Signatory


                                         /s/ MARK A. JACKSON
                                    --------------------------------------------
                                    Name:    Mark A. Jackson
                                             not in his individual capacity but
                                             solely as Trustee



                                         /s/ DAVID L. HICKS
                                    --------------------------------------------
                                    Name:    David L. Hicks
                                             not in his individual capacity but
                                             solely as Trustee



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